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                                                                    Exhibit 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 22, 2000 included in K2 Digital, Inc.'s (formerly K2 Design, Inc.) Form 10-KSB for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


                                                /s/ ARTHUR ANDERSEN LLP

New York, New York
December 18, 2000